UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On January 9, 2012, WellCare Health Plans, Inc. (“WellCare” or the “Company”) published a news release announcing a presentation on January 10, 2012 by Alec Cunningham, WellCare’s chief executive officer, as part of the 30th Annual J.P. Morgan Health Care Conference.  During the Conference, WellCare plans to disclose the following information regarding recent estimated changes to certain of the Company’s membership data and Kentucky Medicaid program estimated annual premium revenue:

▪
For the Medicare Advantage segment, membership for January 2012 is estimated to be 145,000, an increase from an estimated 135,000 for December 2011.  At this time, WellCare expects Medicare Advantage segment membership to continue to grow during the remaining months of 2012.

▪
For the Prescription Drug Plan segment, membership for January 2012 is estimated to be 900,000, a decrease from an estimated 975,000 for December 2011.  The Company anticipates Prescription Drug Plan segment membership will decrease modestly during the remainder of 2012.

▪
For the Kentucky Medicaid program, membership for January 2012 is estimated to be 135,000, an increase from 116,000 as of the program launch which occurred on November 1, 2011.  Based on the increase in estimated membership as well as changes in membership demographics, at this time WellCare anticipates the annual premium revenue from the Kentucky program will be approximately $550 million, an increase from the estimate of $500 million that the Company disclosed on November 2, 2011.

The membership and premium revenue estimates are subject to change.

The slides that will accompany WellCare’s presentation will be available in conjunction with the live webcast of the presentation.  The slides also will be published following the presentation in the investor relations section of WellCare’s web site at www.wellcare.com.

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements.  The Company’s financial outlook contains forward-looking statements.  Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, WellCare’s progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth.

Additional information concerning these and other important risks and uncertainties can be found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it.  WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
January 9, 2012	/s/Thomas L. Tran
Thomas L. Tran Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 9, 2012.